Exhibit 1.01

Hurco Companies, Inc.

Conflict Minerals Report

For the Year Ended December 31, 2022

Overview

This conflict minerals report for the year ended December 31, 2023 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”).  The Rule was adopted by the Securities and Exchange Commission (the “SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals that are necessary to the functionality or production of their products (“necessary conflict minerals”).  “Conflict minerals” are defined as cassiterite, columbite-tantalite (coltan), gold, wolframite, or their derivatives, which are limited to tin, tantalum, and tungsten.  These requirements apply to registrants whatever the geographic origin of the necessary conflict minerals.

If a registrant can establish that the necessary conflict minerals in its products originated from sources other than the Democratic Republic of the Congo (“DRC”) or an adjoining country (together with the DRC, the “Covered Countries”), or from recycled and scrap sources, the registrant must submit a specialized disclosure report under Form SD that describes the steps that the registrant took to determine the origin of the necessary conflict minerals in its products.

If a registrant knows or has reason to believe that any of the necessary conflict minerals in its products may have originated in the Covered Countries, or knows or has reason to believe that the necessary conflict minerals may not be solely from recycled or scrap sources, then the registrant must exercise due diligence on the conflict minerals’ source and chain of custody, and the registrant must annually submit a conflict minerals report to the SEC that includes a description of those due diligence measures.

Company and Supply Chain Description

This disclosure has been prepared by management of Hurco Companies, Inc. (herein referred to as “Hurco,” the “Company,” “we,” “us,” or “our”). Hurco is an industrial technology company that designs, manufactures, and sells computerized (i.e., Computer Numeric Control) machine tools, consisting primarily of vertical machining centers (mills) and turning centers (lathes), to companies in the metal cutting industry.  The scope of this report includes all products that we manufacture or contract to manufacture within Hurco’s product portfolio.

Our products, such as our proprietary control systems that include printed circuit boards, connectors, liquid crystal displays, touch screens, and keypads, may contain necessary conflict minerals.  In addition, various components of our products, such as motors and drives and encoders, contain electronic components that may contain conflict minerals.  We determined that during the 2023 calendar year, we manufactured and sub-contracted to manufacture products that use purchased components containing necessary conflict minerals.

We are a downstream consumer of necessary conflict minerals.  In most cases, there are several layers of third parties in the supply chain between the original source of the minerals and us.  The majority of our direct suppliers are several steps removed from smelters, refiners, and mines – purchasing their components and products from suppliers who are also removed from direct interaction with smelters, refiners, and mines.  Many of our suppliers and sub-suppliers also supply to other manufacturers of machine tools and related accessories.  Since we do not purchase necessary conflict minerals directly from mines, smelters, or refiners, we rely on our direct suppliers to provide information regarding the origin of these minerals.

Reasonable Country of Origin Inquiry

We conducted in good faith a reasonable country of origin inquiry (“RCOI”) to determine whether or not any of the necessary conflict minerals in our products originated in the Covered Countries or were not made solely from recycled or scrap sources.  The methods we employed to determine the origin of necessary conflict minerals in our products were:

●	Identifying relevant suppliers whom we believed were likely to provide us with components and raw materials containing necessary conflict minerals;
●	Sending correspondence to our direct suppliers explaining the Rule and our disclosure obligations;

●	Soliciting survey responses from direct suppliers of components of our products, using the Conflict Minerals Reporting Template (the “CMRT”) created by the Responsible Minerals Initiative to identify the smelters and refiners of necessary conflict minerals in our supply chain;
●	Sending reminders and following up with suppliers that did not respond to our requests for information; and
●	Reviewing responses that we received from our suppliers and following up by email and/or telephone with those whose responses appeared to be incomplete, incorrect, or not reliable.

Due Diligence Program

We have adopted and communicated to the public a company policy on conflict minerals (the “Hurco Conflict Minerals Policy”), which can be found at the following website: http://www.hurco.com/en-us/about-hurco/investors/Documents/Conflict_Minerals_Policy.pdf.  Pursuant to the Hurco Conflict Minerals Policy, we developed a due diligence framework utilizing the Organisation for Economic Co-operation and Development (the “OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and related Supplements for gold and for tin, tantalum, and tungsten.  We also work with our direct suppliers to determine the potential use of conflict minerals in our supply chain and request our suppliers to conduct the necessary due diligence to provide us with proper verification of the source and chain of custody of the materials used in their products.

The due diligence measures performed for the reporting year ended December 31, 2023 are summarized below.

Maintain Strong Company Management Systems.

We have structured a task force comprised of individuals from the Supply Chain Management, Procurement, Engineering, and Finance departments within the Company to support the process of supply chain due diligence.   We collaborated with management from various departments to identify products that are affected by the necessary conflict minerals and mapped them to their respective suppliers.  From the risks identified in our supply chain, we have established a strategy to respond to those risks by continuing to strengthen governance and communication with suppliers.

Identify and Assess Risk in the Supply Chain.

We developed a risk-based approach that focused on our direct suppliers that we believed were likely to provide us with components and raw materials containing necessary conflict minerals. This was accomplished by members of our task force reviewing the listing of components and raw materials provided by our direct suppliers and identifying those components and raw materials that may contain necessary conflict minerals.   The task force identified nine direct suppliers who may have sold us goods or products containing necessary conflicts minerals (the “Identified Suppliers”).

We sent the CMRT to our Identified Suppliers and requested information about the source of conflict minerals contained in the components supplied to us. Eight out of the nine Identified Suppliers returned our survey and seven of these Identified Suppliers responded “yes” to the presence of conflict minerals in their products.  However, seven of these Identified Suppliers provided their responses to us at a company-wide level, rather than at a product-level specific to the materials they supplied to us.  Therefore, for necessary conflict minerals sourced from these Identified Suppliers, we were unable to determine which, if any, of the smelters or refiners and countries of origin listed in their responses were the actual source of necessary conflict minerals they supplied to us.  We intend to continue to work with our direct suppliers in the future to obtain and validate the names of smelters and refiners and related countries of origin that supply necessary conflict minerals for our products.  Using our supply chain due diligence processes, we hope to further develop transparency into our supply chain.

When an Identified Supplier also provided information about the smelters or refiners that are in their supply chain, we also review the responses to determine if any materials or components provided to us may have originated in any country that may be subject to sanctions or other various government watchlists related to human rights violations or if any of the smelters or refiners identified are subject to sanctions or may be on other various governmental watchlists.  The list of smelters or refiners or country of origin listed in the responses from any Identified Supplier may not be the actual source of necessary conflict minerals they supplied to us given that many of our Identified Suppliers provided responses to us at a company-wide level, rather than a product-level, but we took this additional step to identify risk in our supply chain.

Design and Implement a Strategy to Respond to Identified Risks.

As part of our risk management plan, to ensure that our suppliers understand our expectations, we have described our intention to source responsibly in the Hurco Conflict Minerals Policy, which can be found at http://www.hurco.com/en-us/about-hurco/investors/Documents/Conflict_Minerals_Policy.pdf.

Reliance on Independent Third-Party Audit of Supply Chain Due Diligence at the Smelter/Refiner Level.

As mentioned above, we conducted a survey of our nine Identified Suppliers using the CMRT.  However, we do not have direct relationships with conflict minerals smelters and refiners in our supply chain; thus, we do not perform direct audits of the entities that provide our supply chain with the necessary conflict minerals.  We do rely upon the published results of audits conducted by the Responsible Minerals Initiative and other recognized certification programs to comply with OECD guidance to conduct independent third-party audits.  We also rely upon industry efforts to influence smelters and refiners to participate in the Responsible Minerals Assurance Process (“RMAP”).

Report on Supply Chain Due Diligence.

The Company has filed with the SEC its specialized disclosure report on Form SD, which includes this Conflict Minerals Report as Exhibit 1.01, for the reporting period from January 1, 2023 to December 31, 2023.  In accordance with OECD Guidance and the Rule, the Company has also made these disclosures available on its website at www.hurco.com under the “Investors” section.

Due Diligence Results

As described above, components of our products contain necessary conflict minerals.  Based on the information we have obtained pursuant to our good faith RCOI and due diligence process described above, our Identified Suppliers provided us with a list of 649 smelters and refiners (listed in Exhibit A) as potentially having processed the necessary conflict minerals used in our products during 2023 (the “Identified Smelters”).

The table below summarizes certain information pertaining to the 649 Identified Smelters as of May 29, 2024:

Total number of Identified Smelters	649
Number of Identified Smelters designated “Compliant” by the RMAP	238
Number of Identified Smelters designated “Active/In progress” *	4
Number of Identified Smelters designated “Unclassified” (i.e., for which further information is needed to determine status)	407

________________________

*  “Active/In progress” smelters are those that have committed to undergo a RMAP assessment.

Although we request that our Identified Suppliers provide responses at the product-level, as stated above, seven of our Identified Suppliers that responded “yes” to the presence of conflict minerals in their products provided responses at the company-level, meaning that they reported the smelter information for all of their products, not just for the products sold to us. As such, the list of Identified Smelters disclosed in Exhibit A likely contains more smelters and refiners than those that actually process or refine the necessary conflict minerals contained in our products.

If we identify potential sanctions risk as part of the screening process described above, then we work with the relevant suppliers to evaluate and remediate such risks in a manner consistent with applicable sanctions-program requirements, including, where appropriate, requesting that suppliers remove sanctioned smelters and refiners from their supply chain.

Continuous Improvement Efforts to Mitigate Risk

The due diligence discussed above is an ongoing process.  Subject to any changes to the Rule, for 2024, we currently intend to take the following steps to continue our efforts to improve our due diligence process:

●	Continue to conduct and report annually on supply chain due diligence for the applicable conflict minerals;
●	Continue to enhance our supplier validation program intended to promote supplier engagements and enhance supplier knowledge of responsible sourcing from the Covered Countries;
●	Continue to encourage our suppliers to establish an alternative source of conflict minerals, if any are found to be supplying the Company with necessary conflict minerals from sources that support armed conflict in the Covered Countries;
●	Continue to work with our suppliers who have indicated the presence of conflict minerals at a company-wide level to obtain product-level declarations in order to refine the smelter and refiner list to include only actual verified smelters or refiners within our supply chain;
●	Continue to work to improve the accuracy of the smelter and refiner list; and
●	Continue to work with our suppliers and refiners to ensure responsible sourcing worldwide, including avoiding sourcing from any country subject to sanctions or on global government watchlists.

Independent Private Sector Audit

Not applicable.

EXHIBIT A

METAL	STANDARD SMELTER NAME	COUNTRY
Gold	8853 S.p.A.	ITALY
Gold	ABC Refinery Pty Ltd.	AUSTRALIA
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	African Gold Refinery	UGANDA
Gold	Agosi AG	GERMANY
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Al Ghaith Gold	UNITED ARAB EMIRATES
Gold	Albino Mountinho Lda.	PORTUGAL
Gold	Alexy Metals	UNITED STATES OF AMERICA
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	ARY Aurum Plus	UNITED ARAB EMIRATES
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Augmont Enterprises Private Limited	INDIA
Gold	AURA-II	UNITED STATES OF AMERICA
Gold	Aurubis AG	GERMANY
Gold	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold	Bangalore Refinery	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bauer Walser AG	GERMANY
Gold	Boliden Ronnskar	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold	CGR Metalloys Pvt Ltd.	INDIA
Gold	Changzhou Chemical Research Institute Co., LTD	CHINA
Gold	Chimet S.p.A.	ITALY
Gold	China Gold Deal Investment Co., Ltd.	CHINA
Gold	China National Gold Group Corporation	CHINA
Gold	Chugai Mining	JAPAN
Gold	Codelco	CHILE

Gold	Coimpa Industrial LTDA	BRAZIL
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dongwu Gold Group	CHINA
Gold	Dowa	JAPAN
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Faggi Enrico S.p.A.	ITALY
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Gold by Gold Colombia	COLOMBIA
Gold	Gold Coast Refinery	GHANA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Hua Jian Trade Co., Ltd.	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hang Seng Technology	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	Heraeus Germany GmbH Co. KG	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold	Hung Cheong Metal Manufacturing Limited	CHINA
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Gold	Industrial Refining Company	BELGIUM
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES
Gold	I-PEX Inc.	JAPAN

Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	JALAN & Company	INDIA
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	JinBao Electronic Co.,Ltd.	CHINA
Gold	Jing Cheng electronics Co., Ltd	TAIWAN, PROVINCE OF CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	JINSUNG METAL CORP	KOREA, REPUBLIC OF
Gold	JM USA	UNITED STATES OF AMERICA
Gold	JNM	JAPAN
Gold	JSC "Aurat"	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	K.A. Rasmussen	NORWAY
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Ketabang	INDONESIA
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kovohute Pribram Nastupnicka, A.S.	CZECHIA
Gold	Kundan Care Products Ltd.	INDIA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	L' azurde Company For Jewelry	SAUDI ARABIA
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Lee Iken	SWITZERLAND
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	LINXENS	FRANCE
Gold	London Bullion Market Association	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Gold	L'Orfebre S.A.	ANDORRA
Gold	LS MnM Inc.	KOREA, REPUBLIC OF
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Malaysia Smelting Corporation	MALAYSIA
Gold	Marsam Metals	BRAZIL
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN

Gold	MD Overseas	INDIA
Gold	Meng neng	NORWAY
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA
Gold	Metalli Preziosi S.p.A.	ITALY
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA
Gold	Metallo Chimique	BELGIUM
Gold	Metallurgical Products India Pvt. Ltd.	INDIA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies (Sweden) AB	SWEDEN
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MKS PAMP SA	SWITZERLAND
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Morris and Watson Gold Coast	AUSTRALIA
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	MSC	KYRGYZSTAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nghe Tin Non-Ferrous Metal	VIET NAM
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Gold	Nihon Genma MFG Co., Ltd.	THAILAND
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	NMC	PHILIPPINES
Gold	Nova	CANADA
Gold	Nyrstar Metals	UNITED STATES OF AMERICA
Gold	OGM	SINGAPORE
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OMSA	BOLIVIA (PLURINATIONAL STATE OF)
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	PJ-USA	AMERICAN SAMOA
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND

Gold	QG Refining, LLC	UNITED STATES OF AMERICA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	REMONDIS PMR B.V.	NETHERLANDS
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Safimet S.p.A	ITALY
Gold	SAFINA A.S.	CZECHIA
Gold	Sai Refinery	INDIA
Gold	Sam Precious Metals	UNITED ARAB EMIRATES
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA
Gold	SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D CO.,LTD	CHINA
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	ScotiaMocatta, The Bank of Nova Scotia	HONG KONG
Gold	Sellem Industries Ltd.	MAURITANIA
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA
Gold	Shandong Gold Smelting Co., Ltd.	CHINA
Gold	Shandong Hengbang Smelter Co., Ltd.	CHINA
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Yanggu Xiangguang Co. Ltd.	CHINA
Gold	Shandong Yanggu Xiangguang Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold	Shirpur Gold Refinery Ltd.	INDIA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Sino-Platinum Metals Co., Ltd.	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Sovereign Metals	INDIA
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF

Gold	SUNTAIN CO., LTD.	TAIWAN, PROVINCE OF CHINA
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	T.C.A S.p.A	ITALY
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Tsai Brother Industries	TAIWAN, PROVINCE OF CHINA
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Value Trading	BELGIUM
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold	WEEEREFINING	FRANCE
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Wuzhong Group	CHINA
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zhuhai toxic materials Monopoly Ltd.	CHINA
Gold	Zhuzhou Smelting Group Co., Ltd	CHINA
Multiple	Plansee SE Reutte	AUSTRIA
Tantalum	5D Production OU	ESTONIA
Tantalum	Advanced Metallurgical Group N.V. (AMG)	UNITED STATES OF AMERICA
Tantalum	AMG Brasil	BRAZIL
Tantalum	ANHUI HERRMAN IMPEX CO.	CHINA
Tantalum	ANHUI HERRMAN IMPEX CO., LTD	CHINA
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tantalum	Breitenfeld Edelstahl AG	AUSTRIA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA

Tantalum	Duoluoshan	CHINA
Tantalum	E.S.R. Electronics	UNITED STATES OF AMERICA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	KEMET de Mexico	MEXICO
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	Lucchini RS S.p.A.	ITALY
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA
Tantalum	Meta Materials	NORTH MACEDONIA, REPUBLIC OF
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	PowerX Ltd.	RWANDA
Tantalum	QSIL Metals Hermsdorf GmbH	GERMANY
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	RFH Recycling Metals Co., Ltd.	CHINA
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taike Technology (Suzhou)	CHINA
Tantalum	Taike Technology (Suzhou) Co.,Ltd.	CHINA
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	TANIOBIS Co., Ltd.	THAILAND
Tantalum	TANIOBIS GmbH	GERMANY
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tantalum	Tantalite Resources	SOUTH AFRICA

Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	CHINA
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co. Ltd	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tin	AFFIMET	FRANCE
Tin	Alent Alpha Metals (Shenzhen) Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Arco Alloys Corp.	UNITED STATES OF AMERICA
Tin	Aurubis Beerse	BELGIUM
Tin	Aurubis Berango	SPAIN
Tin	Brinkmann Chemie AG	GERMANY
Tin	Canadian Electrolytic Zinc LTD - CEZINC	JAPAN
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Chofu Works	JAPAN
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL
Tin	CRM Synergies	SPAIN
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Da Nang Processing Import and Export Joint Stock	VIET NAM
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	Dongguan City Xida Soldering Tin Products Co.	CHINA
Tin	Dowa	JAPAN
Tin	Dragon Silver Holdings Limited	CHINA
Tin	DS Myanmar	MYANMAR
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)

Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL
Tin	Feinhutte Halsbrucke GmbH	GERMANY
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA
Tin	Guangxi Nonferrous Metals Group	CHINA
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Gwo Cherin Industrial	TAIWAN, PROVINCE OF CHINA
Tin	Hayes Metals Pty Ltd	NEW ZEALAND
Tin	Hezhou Jinwei Tin Co., Ltd.	CHINA
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin	Hudson Bay Mining & Smelting Co. HBMS CANADA	CANADA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Hunan Xianghualing Tin Co. ltd	CHINA
Tin	IMPAG Group	SWITZERLAND
Tin	INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA
Tin	I-PEX Inc.	JAPAN
Tin	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin	Jinan Institute of Metallurgical Science Co.,Ltd.	CHINA
Tin	Jing Cheng electronics Co., Ltd	TAIWAN, PROVINCE OF CHINA
Tin	Jost Josef KG Westfalenzinn	GERMANY
Tin	Kalas Wire	UNITED STATES OF AMERICA
Tin	Kanfort international holding	HONG KONG
Tin	KARAS PLATING LTD	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Katabang	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Kazzinc Ltd	KAZAKHSTAN
Tin	KEMET Blue Metals	MEXICO
Tin	Kennametal inc	KOREA, REPUBLIC OF
Tin	Kester inc	INDIA

Tin	KGETS Co., Ltd.	KOREA, REPUBLIC OF
Tin	Kim Lai Fook Smelting Corporation	MALAYSIA
Tin	KME BRASS ITALY	ITALY
Tin	KME France	FRANCE
Tin	Kobe Steel, Ltd.	BRAZIL
Tin	Kovohute Pribram nastupnicka, a. s.	CZECHIA
Tin	Kovohute Pribram Nastupnicka, A.S.	CZECHIA
Tin	KYRGYZALTYN	KYRGYZSTAN
Tin	L' azurde Company For Jewelry	SAUDI ARABIA
Tin	LIAN JING	CHINA
Tin	LMD	NETHERLANDS
Tin	Luna Smelter, Ltd.	RWANDA
Tin	M/s ECO Tropical Resources	SINGAPORE
Tin	Ma An Shan Shu Guang Smelter Corp.	CHINA
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Materials Eco-Refining Co., Ltd.	JAPAN
Tin	Materials Eco-Refining CO.,LTD	JAPAN
Tin	Mecomsa, S.A. de C.V.	PERU
Tin	Medeko CAST	SLOVAKIA
Tin	Medeko cast, s.r.o.	SLOVAKIA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Metallo Chimique	BELGIUM
Tin	Metallum Metal Trading	SWITZERLAND
Tin	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE
Tin	Minsur	PERU
Tin	Minsur Bolivia	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Ney Metals and Alloys	UNITED STATES OF AMERICA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Nihon Genma MFG Co., Ltd.	THAILAND
Tin	Northern Smelter	AUSTRALIA
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	OMODEO A. E S. METALLEGHE SRL	ITALY
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)

Tin	Philippine Associated Smelting and Refining Corporation	PHILIPPINES
Tin	Phoenix Metal Ltd.	RWANDA
Tin	PIREKS	TURKEY
Tin	Plansee	AUSTRIA
Tin	Pongpipat Company Limited	MYANMAR
Tin	Precious Minerals and Smelting Limited	INDIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Masbro Alam Stania	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Mitra Sukses Globalindo	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Tin	PT Rajehan Ariq	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur (SIM)	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Timah Tbk Kundur	INDONESIA
Tin	PT Timah Tbk Mentok	INDONESIA

Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Rian Resources SDN. BHD.	MALAYSIA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA
Tin	Shangrao Xuri Smelting Factory	CHINA
Tin	Shenmao Technology Inc.	TAIWAN, PROVINCE OF CHINA
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	CHINA
Tin	Sichuan Guanghan Jiangnan casting smelters	CHINA
Tin	Sigma Tin Alloy Co., Ltd.	CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Solder Court Ltd.	CHINA
Tin	Super Ligas	BRAZIL
Tin	Suzhou Nuonengda Chemical Co., Ltd.	CHINA
Tin	Taicang City Nancang Metal Material Co., Ltd.	CHINA
Tin	Taicang City Nancang Metal Material Co.,Ltd	CHINA
Tin	Taiwan Huanliang	TAIWAN, PROVINCE OF CHINA
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM
Tin	Thailand Mine Factory	THAILAND
Tin	Thaisarco	THAILAND
Tin	Three green surface technology limited company	CHINA
Tin	TIN PLATING GEJIU	CHINA
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	TONG LONG	CHINA
Tin	Top-Team Technology (Shenzhen) Ltd.	CHINA
Tin	TRATHO Metal Quimica	BRAZIL
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Ultracore Co., Ltd.	THAILAND
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	WUJIANG CITY LUXE TIN FACTORY	CHINA
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tin	Xianghualing Tin Industry Co., Ltd.	CHINA
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA
Tin	XURI	CHINA
Tin	Yifeng Tin	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yiquan Manufacturing	CHINA
Tin	Yuecheng Tin Co., Ltd.	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Chengo Electric Smelting Plant	CHINA

Tin	Yunnan Copper Zinc Industry Co., Ltd.	CHINA
Tin	Yunnan Geiju Smelting Corp.	CHINA
Tin	Yunnan Industrial Co., Ltd.	CHINA
Tin	Yunnan Malipo Baiyi Kuangye Co.	CHINA
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA
Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA
Tin	Zhongshan Jinye Smelting Co.,Ltd	CHINA
Tin	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Tungsten	Artek LLC	RUSSIAN FEDERATION
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Asonext S.p.A.	ITALY
Tungsten	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tungsten	CP Metals Inc.	UNITED STATES OF AMERICA
Tungsten	Cronimet Brasil Ltda	BRAZIL
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA

Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	JNM	JAPAN
Tungsten	Johnson Matthey Inc	UNITED STATES OF AMERICA
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Kisei	KOREA, REPUBLIC OF
Tungsten	La Caridad	SPAIN
Tungsten	La Parrila	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	LLC Vostok	RUSSIAN FEDERATION
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA
Tungsten	M/s.Electronica Tungsten Ltd.	INDIA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Maruichi Steel Tube Co., Ltd.	VIET NAM
Tungsten	Masan High-Tech Materials	VIET NAM
Tungsten	Materion Advanced Materials Thin Film Products	AMERICAN SAMOA
Tungsten	Meta Materials	CANADA
Tungsten	Metallo Chimique	BELGIUM
Tungsten	Metherma	GERMANY
Tungsten	Minpro AB	SWEDEN
Tungsten	Minsur Mines	PERU
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	MSC	INDONESIA
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	NLMK Verona S.p.A.	ITALY
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION
Tungsten	Perth Mint Australia	AUSTRALIA
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES

Tungsten	Plansee	AUSTRIA
Tungsten	Pobedit JSC	RUSSIAN FEDERATION
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA
Tungsten	TaeguTec Ltd.	KOREA, REPUBLIC OF
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Tungsten Diversified Industries LLC	UNITED STATES OF AMERICA
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHINA